CLEARWATER INVESTMENT TRUST (“TRUST”)

CLEARWATER CORE EQUITY FUND

CLEARWATER SMALL COMPANIES FUND

CLEARWATER TAX-EXEMPT BOND FUND

CLEARWATER INTERNATIONAL FUND

SUPPLEMENT TO THE PROSPECTUS (“PROSPECTUS”)
DATED APRIL 30, 2019, AS SUPPLEMENTED

The date of this Supplement is January 2, 2020.

Effective January 1, 2020, Clearwater Management Co., Inc. (“CMC”) the investment manager of the Trust, increased its voluntary management fee waivers for the Clearwater Core Equity Fund, the Clearwater Small Companies Fund, the Clearwater Tax-Exempt Bond Fund and the Clearwater International Fund.

Accordingly, the following change is made to the Prospectus:

1.	The third paragraph of the section titled “MANAGEMENT - Management Services and Fees” is deleted and replaced with the following:

Effective January 1, 2020, CMC has voluntarily agreed to waive a portion of the management fee for the Core Equity Fund, the Small Companies Fund, the Tax-Exempt Bond Fund and the International Fund to achieve an effective management fee rate equal to 0.31%, 0.95%, 0.29% and 0.65%, respectively, of each Fund’s average daily net assets. It is CMC’s current intent to continue these fee reductions indefinitely. Nonetheless, the investment manager may terminate any voluntary fee reduction at any time.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CLEARWATER INVESTMENT TRUST (“TRUST”)

CLEARWATER CORE EQUITY FUND

CLEARWATER SMALL COMPANIES FUND

CLEARWATER TAX-EXEMPT BOND FUND

CLEARWATER INTERNATIONAL FUND

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED APRIL 30, 2019, AS SUPPLEMENTED

The date of this Supplement is January 2, 2020.

Effective January 1, 2020, Clearwater Management Co., Inc. (“CMC”) the investment manager of the Trust, increased its voluntary management fee waivers for the Clearwater Core Equity Fund, the Clearwater Small Companies Fund, the Clearwater Tax-Exempt Bond Fund and the Clearwater International Fund.

Accordingly, the following change is made to the SAI:

1.	The third paragraph of the section titled “MANAGEMENT, ADVISORY AND OTHER SERVICES - Investment Manager” is deleted and replaced with the following:

As compensation for its management services and expenses assumed, the investment manager is contractually entitled to receive a management fee at the annual rate of 0.90%, 1.35%, 0.60% and 1.00% of the net assets of Core Equity Fund, Small Companies Fund, Tax-Exempt Bond Fund and International Fund, respectively. Effective January 1, 2020, CMC has voluntarily agreed to waive a portion of the management fee for the Core Equity Fund, the Small Companies Fund, the Tax-Exempt Bond Fund and the International Fund to achieve an effective management fee rate equal to 0.31%, 0.95%, 0.29% and 0.65%, respectively, of each Fund’s average daily net assets. It is the investment manager’s current intent to continue these fee reductions indefinitely. Nonetheless, the investment manager may terminate any voluntary fee reduction at any time. The investment manager’s fees are calculated and accrued daily as a percentage of each Fund’s daily net assets, and are paid quarterly.

In addition, effective January 1, 2020, Charles W. Rasmussen has succeeded James E. Johnson as Chairman of the Board of Trustees of the Trust. Additionally, effective December 12, 2019, the Nominating Committee has been renamed the Governance and Nominating Committee and Sara G. Dent, who is now an Independent Trustee of the Trust, serves as Chairperson of the Governance and Nominating Committee. The disclosure in the section titled “EXECUTIVE OFFICERS AND TRUSTEES” is hereby revised accordingly.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE